Exhibit 25.2

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM T-l

                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

             CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
                    TRUSTEE PURSUANT TO SECTION 305(b)(2) ___

                                   ----------

                          THE BANK OF NEW YORK MELLON
              (Exact name of trustee as specified in its charter)

                New York                                     13-5160382
     (Jurisdiction of incorporation                       (I.R.S. Employer
      if not a U.S. national bank)                      Identification No.)

            One Wall Street                                    10286
           New York, New York                                (Zip code)
(Address of principal executive offices)

                                 Robert Sussman
                                Legal Department
                          The Bank of New York Mellon
                          One Wall Street, 29th Floor
                               New York, NY 10286
                                 (212) 635-1889
           (Name, address and telephone number of agent for service)

                    PUBLIC SERVICE ELECTRIC AND GAS COMPANY
              (Exact name of obligor as specified in its charter)

               New Jersey                                    22-1212800
      (State or other jurisdiction                        (I.R.S. Employer
   of incorporation or organization)                    Identification No.)

             80 Park Plaza                                   07101-0570
           Newark, New Jersey                                (Zip code)
(Address of principal executive offices)

                           Secured Medium-Term Notes
                      (Title of the Indenture Securities)

Item 1. General Information.

      Furnish the following information as to the Trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

Superintendent of Banks of the       One State Street, New York, N.Y. 10004-1417
  State of New York                    and Albany, N.Y. 12203
Federal Reserve Bank of New York     33 Liberty Plaza, New York, N.Y. 10045
Federal Deposit Insurance            550 17th Street, N.W.,
  Corporation                          Washington, D.C. 20429
New York Clearing House              New York, NY 10005
  Association

      (b)   Whether it is authorized to exercise corporate trust powers.

            Yes.

Item 2. Affiliations with Obligor.

      If the obligor is an affiliate of the trustee, describe each such affiliation.

      None.

Item 16. List of Exhibits.

      Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

      1. - A copy of the Organization Certificate of The Bank of New York Mellon (formerly The Bank of New York (formerly Irving Trust Company)) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit I to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits la and 1b to Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637, Exhibit 1 to Form T-I filed with Registration Statement No. 333-121195 and Exhibit I to Form T-I filed as Exhibit 25.1 to Current Report on Form 8-K of Nevada Power Company, Date of Report (Date of Earliest Event Reported) July 25,2008 (File No. 000-52378).)

      4. -  A copy of the existing By-laws of the Trustee.

      6. - The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152856.)

      7. - A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE

      Pursuant to the requirements of the Act, the Trustee, The Bank of New York Mellon, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 17th day of November, 2008.

                                                 THE BANK OF NEW YORK MELLON

                                                 By: /s/ Laurence J. O'Brien
                                                     ---------------------------
                                                     Name: Laurence J. O'Brien
                                                     Title: Vice President

                                                                       EXHIBIT 7
                                                                 (Page i of iii)
--------------------------------------------------------------------------------
                      Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business September 30, 2008, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                  Dollar Amounts
                                                                   In Thousands

ASSETS
Cash and balances due from
  depository institutions:
  Noninterest-bearing balances and
    currency and coin ......................................        $ 44,129,000
  Interest-bearing balances ................................          48,207,000
Securities:
  Held-to-maturity securities ..............................           7,661,000
  Available-for-sale securities ............................          39,616,000
Federal funds sold and securities
  purchased under agreements to resell
  Federal funds sold in domestic offices ...................             877,000
  Securities purchased under agreements
    to resell ..............................................           4,598,000
Loans and lease financing receivables:
  Loans and leases held for sale ...........................                   0
  Loans and leases, net of unearned income .................          46,218,000
  LESS: Allowance for loan and lease losses ................             324,000
  Loans and leases, net of unearned income
    and allowance ..........................................          45,894,000
Trading Assets .............................................           6,900,000
Premises and fixed assets (including
  capitalized leases) ......................................           1,087,000
Other real estate owned ....................................               7,000
Investments in unconsolidated subsidiaries
  and associated companies .................................             858,000
Not applicable
Intangible assets:
  Goodwill .................................................           5,026,000
  Other intangible assets ..................................           1,619,000
Other assets ...............................................          12,220,000
                                                                    ------------
Total assets ...............................................        $218,699,000
                                                                    ============

                                                                       EXHIBIT 7
                                                                (page ii of iii)

LIABILITIES
Deposits:
  In domestic offices ......................................        $103,521,000
  Noninterest-bearing ......................................          80,077,000
  Interest-bearing .........................................          23,444,000
  In foreign offices, Edge and Agreement
    subsidiaries, and IBFs .................................          67,951,000
  Noninterest-bearing ......................................           2,259,000
  Interest-bearing .........................................          65,692,000
Federal funds purchased and securities
  sold under agreements to repurchase
  Federal funds purchased in domestic
    offices ................................................           4,367,000
  Securities sold under agreements
    to repurchase ..........................................              76,000
Trading liabilities ........................................           5,676,000
Other borrowed money:
  (includes mortgage indebtedness and
  obligations under capitalized leases) ....................          12,514,000
Not applicable
Not applicable
Subordinated notes and debentures ..........................           3,490,000

Other liabilities ..........................................           8,209,000
                                                                    ------------
Total liabilities ..........................................        $205,804,000
                                                                    ============

Minority interest in consolidated
  subsidiaries .............................................             473,000

EQUITY CAPITAL
Perpetual preferred stock and
  related surplus ..........................................                   0
Common stock ...............................................           1,135,000
Surplus (exclude all surplus related
  to preferred stock) ......................................           6,764,000
Retained earnings ..........................................           6,564,000
Accumulated other comprehensive
  income ...................................................          -2,041,000
Other equity capital components ............................                   0
Total equity capital .......................................          12,422,000
                                                                    ------------
Total liabilities, minority
  interest, and equity capital .............................        $218,699,000
                                                                    ============

                                                                       EXHIBIT 7
                                                               (Page iii of iii)

      I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                               Thomas J. Mastro,
                                           Senior Vice President and Comptroller

      We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi         --
Gerald L. Hassell        |      Directors
Alan R. Griffith         |
                        --


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